UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 12, 2025

FIDELITY D & D BANCORP, INC.
(Exact name of Registrant as specified in its charter)

Pennsylvania	001-38229	23-3017653
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Blakely and Drinker Streets, Dunmore, PA	18512
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (570) 342-8281

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	FDBC	The NASDAQ Stock Market, LLC

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

CURRENT REPORT ON FORM 8-K

Item 5.02.   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 12, 2025, Michael J. Pacyna Jr.'s employment as Executive Vice President and Chief Credit Officer of Fidelity Deposit and Discount Bank (the "Bank"), the wholly owned subsidiary of Fidelity D & D Bancorp, Inc. (the "Company"), was terminated.

In connection with his termination, Mr. Pacyna and the Bank entered into a separation agreement and release (the "Separation Agreement"). The Separation Agreement sets forth the terms and conditions of Mr. Pacyna's separation from the Bank including severance pay for 28 weeks and payment of his 2025 executive bonus payable in January 2026 in an aggregate amount equal to $239,975.02. Further, Mr. Pacyna may also be eligible for conditional supplementary severance pay of 80% of his last regular weekly salary for up to an additional 12 weeks which in the aggregate could equal $46,587.64. In addition, the Bank will continue to pay its employer-portion of health insurance premiums through June 30, 2026, in an aggregate amount equal to $10,930.86. If Mr. Pacyna is not employed or is not offered health insurance through a new employer at July 1, 2026, the Bank will pay its employer-portion of health insurance premiums through September 30, 2026. Mr. Pacyna’s covenant not to compete under his current employment agreement was reduced from 2 years to 15 months. Mr. Pacyna’s supplemental executive employment plan will remain in effect under its terms. The Separation Agreement also contains standard release of claims provision. The Separation Agreement does not become effective or enforceable until the seven-day revocation period has ended.

A copy of the Separation Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference. The foregoing description of the Separation Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Separation Agreement.

All of the departments that were managed by the Chief Credit Officer will now be reassigned to the Chief Risk Officer of the Bank.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

10.1	Separation Agreement of Michael J. Pacyna, Jr. dated December 15, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

FIDELITY D & D BANCORP, INC.
(Registrant)

Dated: December 18, 2025	/s/ Salvatore R. DeFrancesco, Jr.
Salvatore R. DeFrancesco, Jr.
Treasurer and Chief Financial Officer